February 1, 1999

                        PIONEER INTERNATIONAL GROWTH FUND
                            Supplement to Prospectus
                              Dated March 30, 1998


The  following   information   supplements  the  corresponding  section  in  the
Prospectus. Please consult the Prospectus for the full text of the revised section.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

         The Investment Company Act of 1940 (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions. If the Fund enters into a transaction requiring segregation the custodian or Pioneer Investment Management, Inc. ("Pioneer Investments") will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required by the 1940 Act, additional liquid assets will be segregated.


IV.      MANAGEMENT OF THE FUND

         Day-to-day management of the Fund is the responsibility of Pavlos M. Alexandrakis a senior vice president of Pioneer Investments. Mr. Alexandrakis joined Pioneer Investments in 1998 and has been an investment professional since 1984. Prior to joining Pioneer Investments, Mr. Alexandrakis was a portfolio manager for Salomon Smith Barney from 1995 to 1998 and a portfolio manager for Lazard Freres Asset Management from 1990 to 1994.

     Mr. Alexandrakis is assisted by a team of analysts which focuses on non-U.S. companies. This team provides research for the fund and other Pioneer mutual funds with similar investment objectives and styles. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.





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                                             (C) Pioneer Funds Distributor, Inc.